                                   EXHIBIT 5

June 14, 1994

Indiana Energy, Inc.
1630 North Meridian Street
Indianapolis, Indiana  46202-1496

Ladies and Gentlemen:

               RE:  COMMON STOCK OF INDIANA ENERGY, INC. ("IEI")
               -------------------------------------------------

     The undersigned hereby agrees to be bound by the provisions of the Standstill Agreement dated as of July 31, 1990 ("Agreement") among IEI and the parties identified therein which are applicable to the Hulman Interests, and agrees that the undersigned shall be deemed to be a member of the Hulman Interests for all purposes of the Agreement.

                                 Very truly yours,

                                 MARY HULMAN DESCENDANTS TRUST



                                 By:/s/ Jack R. Snyder
                                    ------------------------------
                                        Jack R. Snyder, Co-Trustee


Acknowledged and agreed to
this 20th day of June, 1994.

INDIANA ENERGY, INC.


By:/s/ Niel C. Ellerbrook
   ----------------------------
       Niel C. Ellerbrook, Vice
         President

June 14, 1994

Indiana Energy, Inc.
1630 North Meridian Street
Indianapolis, Indiana  46202-1496

Ladies and Gentlemen:

               RE:  COMMON STOCK OF INDIANA ENERGY, INC. ("IEI")
               -------------------------------------------------

     The undersigned hereby agrees to be bound by the provisions of the Standstill Agreement dated as of July 31, 1990 ("Agreement") among IEI and the parties identified therein which are applicable to the Hulman Interests, and agrees that the undersigned shall be deemed to be a member of the Hulman Interests for all purposes of the Agreement.

                                 Very truly yours,

                                 NETTIE B. FENDRICH TRUST



                                 By:/s/ Jack R. Snyder, Co-Trustee
                                    ------------------------------
                                        Jack R. Snyder, Co-Trustee


Acknowledged and agreed to
this 20th day of June, 1994.

INDIANA ENERGY, INC.


By:/s/ Niel C. Ellerbrook
   ----------------------------
       Niel C. Ellerbrook, Vice
         President